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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANUITY ACCOUNT ONE

                        SUPPLEMENT DATED APRIL 30, 2012
                                      TO
                PROSPECTUS DATED MAY 1, 2011 (AS SUPPLEMENTED)

This supplement revises information in the prospectus dated May 1, 2011 (as supplemented) for the Class S (offered between April 30, 2007 and October 7,
2011) and Class S-L Share Option variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy. Upon request, financial statements for First MetLife Investors Insurance Company will be sent to you without charge.

1. PURCHASE

In "PURCHASE" section of the prospectus, add the following to the end of the "Termination for Low Account Value" paragraph:

   We will not terminate the contract if it includes a Lifetime Withdrawal Guarantee rider. In addition, we will not terminate any contract that includes a Guaranteed Withdrawal Benefit or Guaranteed Minimum Income Benefit rider or a guaranteed death benefit if at the time the termination would otherwise occur the Benefit Base/income base of the living benefit rider, or the guaranteed amount under any death benefit, is greater than the account value. For all other contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.

In the "PURCHASE" section, replace the "Investment Allocation Restrictions for GMIB Max" with the following:

   INVESTMENT ALLOCATION RESTRICTIONS FOR GMIB MAX

   If you elect the GMIB Max rider, you may allocate your purchase payments and account value among the following investment portfolios:

       (a) AllianceBernstein Global Dynamic Allocation Portfolio

       (b) AQR Global Risk Balanced Portfolio

       (c) BlackRock Global Tactical Strategies Portfolio

       (d) Invesco Balanced-Risk Allocation Portfolio

       (e) JPMorgan Global Active Allocation Portfolio

                                                                    SUPP-SNY412

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       (f) MetLife Balanced Plus Portfolio

       (g) Schroders Global Multi-Asset Portfolio

   In addition, you may allocate purchase payments and account value to the Pyramis(R) Government Income Portfolio. No other investment portfolios are available with the GMIB Max rider.

   The investment portfolios listed above (other than the Pyramis(R) Government Income Portfolio) have investment strategies intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under the GMIB Max rider. For example, certain of the investment portfolios are managed in a way that is intended to minimize volatility of returns and hedge against the effects of interest rate changes. Other investment options that are available if the GMIB Max rider are not selected may offer the potential for higher returns. Before you select the GMIB Max rider, you and your financial representative should carefully consider whether the investment options available with the GMIB Max rider meet your investment objectives and risk tolerance.

   If you elect the GMIB Max rider, you may not participate in the Dollar Cost Averaging (DCA) program.

   RESTRICTIONS ON INVESTMENT ALLOCATIONS AFTER RIDER TERMINATES. If the GMIB Max rider terminates (see "Living Benefits - Guaranteed Income Benefits - Terminating the GMIB Max or GMIB Plus III Rider"), the investment allocation restrictions described above will no longer apply and you will be permitted to allocate subsequent purchase payments or transfer account value to any of the available investment portfolios.

   POTENTIAL RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. In the future, we may choose not to permit owners of existing contracts with the GMIB Max rider to make subsequent purchase payments if: (a) the GMIB Max rider is no longer available to new customers, or (b) we make certain changes to the terms of the GMIB Max rider offered to new customers (for example, if we change the GMIB Max rider charge; see your contract schedule for a list of the other changes). We will notify owners of contracts with the GMIB Max rider in advance if we impose restrictions on subsequent purchase payments. If we impose restrictions on subsequent purchase payments, contract owners will still be permitted to transfer account value among the investment portfolios listed above under "Investment Allocation Restrictions for GMIB Max."

   CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. If we received your application and necessary information, in good order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on September 23, 2011 and on or before October 7, 2011, and you elected the GMIB Max rider, we will not accept subsequent purchase payments from you after the close of the New York Stock Exchange on February 24, 2012. However, we will accept a subsequent purchase payment received after February 24, 2012 if the purchase payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we

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   accepted, and which was received by our MetLife Annuity Service Center in good order, before the close of the New York Stock Exchange on February 24, 2012.

In the "PURCHASE" section, under "Investment Allocation Restrictions for GMIB Plus I, GMIB Plus III and Lifetime Withdrawal Guarantee II," replace the bullet item under option (A) with the following:

     . 100% of your purchase payments or account value among the AllianceBernstein Global Dynamic Allocation Portfolio, the AQR Global Risk Balanced Portfolio, the BlackRock Global Tactical Strategies Portfolio, the Invesco Balanced-Risk Allocation Portfolio, the JPMorgan Global Active Allocation Portfolio, the MetLife Balanced Plus Portfolio, the Schroders Global Multi-Asset Portfolio, the MetLife Defensive Strategy Portfolio, the MetLife Moderate Strategy Portfolio, the MetLife Balanced Strategy Portfolio, the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, the SSgA Growth and Income ETF Portfolio and/or, the BlackRock Money Market Portfolio.our destination portfolios are one or more of the above listed investment portfolios; you may not allocate purchase payments to the Dollar Cost Averaging program).

2. INVESTMENT OPTIONS

In the "INVESTMENT OPTIONS" section, replace the sections titled "Met Investors Series Trust (Class B or, as noted, Class C)" through "Met Investors Series Trust - GMIB Max Portfolios (Class B)" with the following:

   MET INVESTORS SERIES TRUST (CLASS B)

   Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC (MetLife Advisers), an affiliate of First MetLife Investors, is the investment manager of Met Investors Series Trust. MetLife Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following Class B portfolios are available under the contract:

       AllianceBernstein Global Dynamic Allocation Portfolio
       AQR Global Risk Balanced Portfolio
       BlackRock Global Tactical Strategies Portfolio
       Invesco Balanced-Risk Allocation Portfolio
       JPMorgan Global Active Allocation Portfolio
       MetLife Balanced Plus Portfolio
       Pyramis(R) Government Income Portfolio
       Schroders Global Multi-Asset Portfolio

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   METROPOLITAN SERIES FUND (CLASS B)

   Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, an affiliate of MetLife Investors, is the investment adviser to the portfolios. MetLife Advisers has engaged subadvisers to provide investment advice for the individual investment portfolios. (See Appendix B for the names of the subadvisers.) The following Class B portfolio is available under the contract:

       BlackRock Money Market Portfolio

   MET INVESTORS SERIES TRUST - METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

   In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are available under the contract:

       MetLife Defensive Strategy Portfolio
       MetLife Moderate Strategy Portfolio
       MetLife Balanced Strategy Portfolio
       MetLife Growth Strategy Portfolio
       MetLife Aggressive Strategy Portfolio

   MET INVESTORS SERIES TRUST - AMERICAN FUNDS(R) ASSET ALLOCATION PORTFOLIOS (CLASS C)

   In addition to the portfolios listed above under Met Investors Series Trust, the following Class C portfolios are also available under the contract:

       American Funds(R) Moderate Allocation Portfolio
       American Funds(R) Balanced Allocation Portfolio
       American Funds(R) Growth Allocation Portfolio

   MET INVESTORS SERIES TRUST - FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIO (CLASS B)

   In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolio is also available under the contract:

       Met/Franklin Templeton Founding Strategy Portfolio

   MET INVESTORS SERIES TRUST - SSGA ETF PORTFOLIOS (CLASS B)

   In addition to the portfolios listed above under Met Investors Series Trust, the following Class B portfolios are also available under the contract:

       SSgA Growth and Income ETF Portfolio
       SSgA Growth ETF Portfolio

In the "Transfers - Market Timing" section, replace the last three paragraphs with the following:

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   The investment portfolios may have adopted their own policies and procedures with respect to market timing transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing policies established by the investment portfolio.

   In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single contract owner). You should read the investment portfolio prospectuses for more details.

In the "Dollar Cost Averaging Program" section, delete the last sentence of the first paragraph and replace the second paragraph with the following:

   We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any Transfer

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   fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. We will terminate your participation in a dollar cost averaging program when we receive notification of your death.

In the "Dollar Cost Averaging Program" section, replace the fourth paragraph with the following:

   If you allocate an additional purchase payment to your existing DCA program, the DCA transfer amount will not be increased; however, the number of months over which transfers are made is increased, unless otherwise elected in writing. If you make such an additional purchase payment, we will not allocate the additional payment to the DCA program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the additional purchase payment directly to the same destination investment portfolios you selected under the DCA program. Any purchase payments received after the DCA program has ended will be allocated as described in "Purchase -- Allocation of Purchase Payments." You can terminate the program at any time, at which point transfers under the program will stop. This program is not available if you have selected the GMIB Max, GMIB Plus III, GMIB Plus I or Lifetime Withdrawal Guarantee II rider.

3. EXPENSES

In the "Expenses" section, under the "Withdrawal Charge" heading, replace the last sentence of the first paragraph with the following:

   To determine what portion (if any) of a withdrawal is subject to a withdrawal charge, amounts are withdrawn from your contract in the following order:

In the "Expenses" section, under the "Withdrawal Charge" heading, change item 2 to the following:

    2. The free withdrawal amount described below (deducted from purchase payments not previously withdrawn, in the order such purchase payments were made, with the oldest purchase payment first, as described below); then

In the "Guaranteed Minimum Income Benefit - Rider Charge" section, add the following:

   If you selected the GMIB Plus I rider with a contract issued on or before February 23, 2009, the rider charge is 0.75% of the Income Base. If you selected the GMIB Plus I rider with a contract issued on or after February 24, 2009, the rider charge is 0.95% of the Income Base. For contracts issued with the version of the GMIB Plus I rider with an annual increase rate of 6%, if your income base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the income base, applicable after the contract anniversary on which the Optional Step-Up occurs.

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In the "Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit - Rider
Charge" section, add the following:

   For contracts issued with the Lifetime Withdrawal Guarantee II rider on or before February 23, 2009, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.

   For contracts issued with the Lifetime Withdrawal Guarantee I rider, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount, applicable after the contract anniversary on which the Automatic Annual Step-Up occurs.

4. ACCESS TO YOUR MONEY

In the "ACCESS TO YOUR MONEY" section, add the following to the end of the second paragraph (which discusses substantially equal periodic payments):

   If you own an annuity contract with a Guaranteed Minimum Income Benefit
   (GMIB) rider and elect to receive distributions in accordance with substantially equal periodic payments exception, the commencement of income payments under the GMIB rider if your contract lapses and there remains any income base may be considered an impermissible modification of the payment stream under certain circumstances.

5. LIVING BENEFITS

In the "LIVING BENEFITS" section, under the "Description of GMIB Max and GMIB Plus III" heading, replace item (b) under "Income Base" with the following:

    (b)Annual Increase Amount: On the date we issue your contract, the "Annual Increase Amount" is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less
       (ii), where:

       (i)is purchase payments accumulated at the annual increase rate (as defined below) from the date the purchase payment is made; and

      (ii)is withdrawal adjustments (as defined below) accumulated at the annual increase rate.

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Under the "Description of GMIB Max and GMIB Plus III" heading, disregard the
"Investment Allocation Restrictions" section in the prospectus. Instead, refer to the "Purchase" section of this prospectus supplement (above).

Under the "Description of GMIB Max and GMIB Plus III" heading, replace the last paragraph under the "Guaranteed Principal Option" subheading with the following:

   The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB MAX OR GMIB PLUS III RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The investment allocation restrictions described above (in the "Purchase" section of this prospectus supplement) will no longer apply. The variable annuity contract, however, will continue.

Under the "Description of GMIB Max and GMIB Plus III" heading, replace the "Terminating the GMIB Max or GMIB Plus III Rider" section with the following:

   TERMINATING THE GMIB MAX OR GMIB PLUS III RIDER. Except as otherwise provided in the GMIB Max or GMIB Plus III rider, each rider will terminate upon the earliest of:

       a) The 30th day following the contract anniversary prior to your 91st birthday;

       b) The date you make a complete withdrawal of your account value (if there is an income base remaining you will receive payments based on the remaining income base) (a pro rata portion of the rider charge will be assessed);

       c) The date you elect to receive annuity payments under the contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);

       d) Death of the owner or joint owner (unless the spouse (age 89 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract;

       e) A change for any reason of the owner or joint owner or the annuitant, if a non-natural person owns the contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);

       f) The effective date of the Guaranteed Principal Option; or

       g) The date you assign your contract (a pro rata portion of the rider charge will be assessed).

   Under our current administrative procedures, we will waive the termination of the GMIB Max or GMIB Plus III rider if you assign a portion of the contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of account value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity

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   contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

   When the GMIB Max or GMIB Plus III rider terminates, the corresponding GMIB Max or GMIB Plus III rider charge terminates and the GMIB Max or GMIB Plus III investment allocation restrictions, described above, will no longer apply.

Under the "Description of the Lifetime Withdrawal Guarantee I" heading, replace the sentence under the "Termination" paragraph with the following:

   TERMINATION. Termination provision (8) under "Termination of the Lifetime Withdrawal Guarantee II Rider" does not apply to the Lifetime Withdrawal Guarantee I rider.

Under the "Description of the Lifetime Withdrawal Guarantee I" heading, replace the "Investment Allocation Restrictions" paragraph with the following:

   INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee I rider, you are limited to allocating your purchase payments and account value among the following investment portfolios:

   (a) the AllianceBernstein Global Dynamic Allocation Portfolio

   (b) the American Funds(R) Balanced Allocation Portfolio

   (c) the American Funds(R) Growth Allocation Portfolio

   (d) the American Funds(R) Moderate Allocation Portfolio

   (e) the AQR Global Risk Balanced Portfolio

   (f) the BlackRock Global Tactical Strategies Portfolio

   (g) the BlackRock Money Market Portfolio

   (h) the Invesco Balanced-Risk Allocation Portfolio

   (i) the JPMorgan Global Active Allocation Portfolio

   (j) the MetLife Balanced Plus Portfolio

   (k) the MetLife Balanced Strategy Portfolio

   (l) the MetLife Defensive Strategy Portfolio

   (m) the MetLife Growth Strategy Portfolio

   (n) the MetLife Moderate Strategy Portfolio

   (o) the Met/Franklin Templeton Founding Strategy Portfolio

   (p) the Pyramis(R) Government Income Portfolio

   (q) the Schroders Global Multi-Asset Portfolio

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   (r) the SSgA Growth and Income ETF Portfolio

   (s) the SSgA Growth ETF Portfolio

You may also elect to participate in the DCA program, provided that your destination investment portfolios are one or more of the above listed investment portfolios.

6. OTHER INFORMATION

In the "OTHER INFORMATION" section, add the following after the last paragraph under the "Distributor" heading:

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of purchase payments allocated to the following portfolios for the services it provides in marketing the portfolios' shares in connection with the contract: the American Funds(R) Moderate Allocation Portfolio, the American Funds(R) Balanced Allocation Portfolio, and the American Funds(R) Growth Allocation Portfolio.

In the "OTHER INFORMATION" section, replace the third paragraph under the "Requests and Elections" heading with the following:

   Some of the requests for service that may be made by telephone or Internet include transfers of account value (see "Investment Options - Transfers - Transfers By Telephone or Other Means") and changes to the allocation of future purchase payments (see "Purchase - Allocation of Purchase Payments"). We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their registered representatives to convey transaction requests by telephone or Internet on your behalf.

7. INVESTMENT PORTFOLIO EXPENSES TABLE

Replace the Investment Portfolio Expenses Table in the prospectus with the Investment Portfolio Expenses Table attached to this prospectus supplement.

8. APPENDIX B

Replace Appendix B with the Appendix B attached to this prospectus supplement.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

 5 Park Plaza, Suite 1900                             Telephone: 800-343-8496
 Irvine, CA 92614

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INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an Investment Portfolio)

The following table is a summary. For more complete information on Investment Portfolio fees and expenses, please refer to the prospectus for each Investment Portfolio.

                                                                             ACQUIRED   TOTAL   CONTRACTUAL NET TOTAL
                                                            12B-1/             FUND    ANNUAL     EXPENSE    ANNUAL
                                                 MANAGEMENT SERVICE  OTHER   FEES AND PORTFOLIO   SUBSIDY   PORTFOLIO
                                                    FEES     FEES   EXPENSES EXPENSES EXPENSES  OR DEFERRAL EXPENSES
---------------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
 AllianceBernstein Global Dynamic Allocation
   Portfolio                                        0.64%    0.25%    0.12%    0.02%    1.03%      0.00%      1.03%
 AQR Global Risk Balanced Portfolio                 0.63%    0.25%    0.30%    0.08%    1.26%      0.00%      1.26%
 BlackRock Global Tactical Strategies Portfolio     0.68%    0.25%    0.03%    0.16%    1.12%      0.00%      1.12%
 Invesco Balanced-Risk Allocation Portfolio         0.66%    0.25%    0.15%    0.10%    1.16%      0.00%      1.16%
 JPMorgan Global Active Allocation Portfolio        0.78%    0.25%    0.11%    0.00%    1.14%      0.00%      1.14%
 MetLife Balanced Plus Portfolio                    0.27%    0.25%    0.02%    0.46%    1.00%      0.00%      1.00%
 Pyramis (R) Government Income Portfolio            0.46%    0.25%    0.13%    0.00%    0.84%      0.00%      0.84%
 Schroders Global Multi-Asset Portfolio             0.66%    0.25%    0.12%    0.00%    1.03%      0.00%      1.03%

METROPOLITAN SERIES FUND
 BlackRock Money Market Portfolio                   0.33%    0.25%    0.02%    0.00%    0.60%      0.01%      0.59%

MET INVESTORS SERIES TRUST -- METLIFE
  ASSET ALLOCATION PROGRAM
 MetLife Defensive Strategy Portfolio               0.06%    0.25%    0.01%    0.58%    0.90%        --       0.90%
 MetLife Moderate Strategy Portfolio                0.06%    0.25%    0.00%    0.62%    0.93%        --       0.93%
 MetLife Balanced Strategy Portfolio                0.05%    0.25%    0.01%    0.67%    0.98%        --       0.98%
 MetLife Growth Strategy Portfolio                  0.06%    0.25%    0.00%    0.76%    1.07%        --       1.07%
 MetLife Aggressive Strategy Portfolio              0.09%    0.25%    0.01%    0.75%    1.10%      0.00%      1.10%

MET INVESTORS SERIES TRUST -- AMERICAN
  FUNDS(R) ASSET ALLOCATION PORTFOLIOS
 American Funds(R) Moderate Allocation
   Portfolio                                        0.06%    0.55%    0.01%    0.36%    0.98%        --       0.98%
 American Funds(R) Balanced Allocation
   Portfolio                                        0.06%    0.55%    0.01%    0.37%    0.99%        --       0.99%
 American Funds(R) Growth Allocation
   Portfolio                                        0.07%    0.55%    0.01%    0.39%    1.02%        --       1.02%

MET INVESTORS SERIES TRUST -- FRANKLIN
  TEMPLETON ASSET ALLOCATION PORTFOLIO
 Met/Franklin Templeton Founding Strategy
   Portfolio                                        0.05%    0.25%    0.01%    0.83%    1.14%      0.01%      1.13%

MET INVESTORS SERIES TRUST -- SSGA ETF
  PORTFOLIOS
 SSgA Growth and Income ETF Portfolio               0.31%    0.25%    0.01%    0.21%    0.78%        --       0.78%
 SSgA Growth ETF Portfolio                          0.32%    0.25%    0.03%    0.24%    0.84%        --       0.84%
---------------------------------------------------------------------------------------------------------------------

                                      11

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The Net Total Annual Portfolio Expenses shown in the table reflect contractual arrangements currently in effect, under which the investment advisers of certain Investment Portfolios have agreed to waive fees and/or pay expenses of the Investment Portfolios until at least April 30, 2013. In the table, "0.00%" in the Contractual Expense Subsidy or Deferral column indicates that there is a contractual arrangement in effect for that Investment Portfolio, but the expenses of the Investment Portfolio are below the level that would trigger the subsidy or deferral. The Net Total Annual Portfolio Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements, contractual arrangements that terminate before April 30, 2013, or expense reductions that certain Investment Portfolios achieved as a result of directed brokerage arrangements. The Investment Portfolios provided the information on their expenses, and we have not independently verified the information. Unless otherwise indicated, the information provided is for the year ended
December 31, 2011.

Certain portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." Each "fund of funds" invests substantially all of its assets in other portfolios. Because the portfolio invests in other underlying portfolios, the portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Investment Portfolio prospectus for more information.

                                      12

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APPENDIX B

PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each Investment Portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

MET INVESTORS SERIES TRUST (CLASS B)

Met Investors Series Trust is managed by MetLife Advisers, LLC, which is an affiliate of First MetLife Investors. Met Investors Series Trust is a mutual fund with multiple portfolios. The following Class B portfolios are also available under the contract:

ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION PORTFOLIO

SUBADVISER: AllianceBernstein L.P.

INVESTMENT OBJECTIVE: The AllianceBernstein Global Dynamic Allocation Portfolio seeks capital appreciation and current income.

AQR GLOBAL RISK BALANCED PORTFOLIO

SUBADVISER: AQR Capital Management, LLC

INVESTMENT OBJECTIVE: The AQR Global Risk Balanced Portfolio seeks total return.

BLACKROCK GLOBAL TACTICAL STRATEGIES PORTFOLIO

SUBADVISER: BlackRock Financial Management, Inc.

INVESTMENT OBJECTIVE: The BlackRock Global Tactical Strategies Portfolio seeks capital appreciation and current income.

INVESCO BALANCED-RISK ALLOCATION PORTFOLIO

SUBADVISER: Invesco Advisers, Inc.

INVESTMENT OBJECTIVE: The Invesco Balanced-Risk Allocation Portfolio seeks total return.

JPMORGAN GLOBAL ACTIVE ALLOCATION PORTFOLIO

SUBADVISER: J.P. Morgan Investment Management Inc.

INVESTMENT OBJECTIVE: The JPMorgan Global Active Allocation Portfolio seeks capital appreciation and current income.

METLIFE BALANCED PLUS PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: The MetLife Balanced Plus Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO

SUBADVISER: Pyramis Global Advisors, LLC

INVESTMENT OBJECTIVE: The Pyramis(R) Government Income Portfolio seeks a high level of current income, consistent with preservation of principal.

SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO

SUBADVISER: Schroder Investment Management North America Inc.

INVESTMENT OBJECTIVE: The Schroders Global Multi-Asset Portfolio seeks capital appreciation and current income.

MET INVESTORS SERIES TRUST -- METLIFE ASSET ALLOCATION PROGRAM (CLASS B)

In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolios managed by MetLife Advisers, LLC are available under the contract:

METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Defensive Strategy Portfolio seeks to provide a high level of current income with growth of capital, a secondary objective.

METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Moderate Strategy Portfolio seeks to provide a high total return in the form of income and growth of capital, with a greater emphasis on income.

METLIFE BALANCED STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Balanced Strategy Portfolio seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

                                      B-1

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METLIFE GROWTH STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Growth Strategy Portfolio seeks to provide growth of capital.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The MetLife Aggressive Strategy Portfolio seeks growth of capital.

MET INVESTORS SERIES TRUST -- AMERICAN FUNDS(R) ASSET ALLOCATION PORTFOLIOS (CLASS C)

In addition to the Met Investors Series Trust portfolios listed above, the following Class C portfolios managed by MetLife Advisers, LLC are also available under the contract:

AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE: The American Funds(R) ModERATE Allocation Portfolio seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.

AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE: The American Funds(R) Balanced Allocation Portfolio seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE: The American Funds(R) Growth Allocation Portfolio seeks growth of capital.

MET INVESTORS SERIES TRUST -- FRANKLIN TEMPLETON ASSET ALLOCATION PORTFOLIO (CLASS B)

In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolio managed by MetLife Advisers, LLC is also available under the contract:

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

INVESTMENT OBJECTIVE: The Met/Franklin Templeton Founding Strategy Portfolio primarily seeks capital appreciation and secondarily seeks income.

MET INVESTORS SERIES TRUST -- SSGA ETF PORTFOLIOS (CLASS B)

In addition to the Met Investors Series Trust portfolios listed above, the following Class B portfolios managed by MetLife Advisers, LLC are also available under the contract:

SSGA GROWTH AND INCOME ETF PORTFOLIO

SUBADVISER: SSgA Funds Management, Inc.

INVESTMENT OBJECTIVE: The SSgA Growth and Income ETF Portfolio seeks growth of capital and income.

SSGA GROWTH ETF PORTFOLIO

SUBADVISER: SSgA Funds Management, Inc.

INVESTMENT OBJECTIVE: The SSgA Growth ETF Portfolio seeks growth of capital.

METROPOLITAN SERIES FUND (CLASS B)

Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of First MetLife Investors, is the investment adviser to the portfolios. The following Class B portfolio is available under the contract:

BLACKROCK MONEY MARKET PORTFOLIO

SUBADVISER: BlackRock Advisors, LLC

INVESTMENT OBJECTIVE: The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.

An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.

During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.

                                      B-2